UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) approved certain amended and restated employment agreements (the “Employment Agreements”), effective April 11, 2020, with certain of the Company’s executive officers: Yuval Cohen, Ph.D., Chief Executive Officer; Barbara White, M.D., Chief Medical Officer; and Sean Moran, Chief Financial Officer.

Effective April 11, 2020, the Company will enter into a second amended and restated employment agreement with Dr. Cohen, which is effective for a period of two years from the date thereof. Dr. Cohen’s employment agreement provides for him to serve as Chief Executive Officer and provides for an annual base salary of $559,000. In addition, Dr. Cohen is eligible to receive an annual bonus, which is targeted at up to 60% of his base salary but which may be adjusted by our Board of Directors (“Board”) based on his individual performance and our performance as a whole. Pursuant to the terms of the employment agreement, Dr. Cohen is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Dr. Cohen is subject to non-compete and non-solicitation provisions, which apply during the term of his employment and for a period of twelve months following termination of his employment, subject to the Company providing as severance (if we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement) twelve months of his base salary, other than during the Change in Control Period (as defined below), in which case it will be increased to twenty-four (24) months. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to provide as severance reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with covenants. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and within the three months immediately prior to a change in control or the twelve months immediately following a change in control (the “Change in Control Period”), we are required to provide as severance reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twenty-four (24) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at two (2) times target levels, each subject to his timely execution of a general release which will include a non-compete covenant, and continuing compliance with covenants. Dr. Cohen’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of us or his subsequent termination of employment. Dr. Cohen’s employment agreement expires on April 11, 2022.

Effective April 11, 2020, the Company will enter into a second amended and restated employment agreement with Dr. White, which is effective for a period of two years from the date thereof. Dr. White’s employment agreement provides for her to serve as Chief Medical Officer and provides for an annual base salary of $439,000. In addition, Dr. White is eligible to receive an annual bonus, which is targeted at up to 40% of her base salary but which may be adjusted by our Board based on her individual performance and our performance as a whole. Dr. White’s annual base salary and her targeted annual bonus may be adjusted annually by the Board. Pursuant to the terms of the employment agreement, Dr. White is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Dr. White is subject to non-compete and non-solicitation provisions, which apply during the term of her employment and for a period of twelve months following termination of her employment subject to the Company providing as severance (if we terminate Dr. White’s employment without cause or she terminates her employment for good reason during the term of his employment agreement) twelve months of her base salary, other than during the Change in Control Period , in which case it will be increased to eighteen (18) months. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Dr. White’s employment without cause or she terminates her employment for good reason during the term of the employment agreement, other than during the Change in Control Period, we are required to pay her as severance reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and she may be paid a pro-rated bonus, each subject to her timely execution of a general release, which will include a non-compete covenant, and continuing compliance with covenants. If we terminate Dr. White’s employment without cause or she terminates her employment for good reason during the term of the employment agreement, and during the Change in Control Period, we are required to pay her as severance reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for eighteen (18) months, accelerated vesting of all of her outstanding options, restricted stock and other equity incentive awards and her current year bonus at target levels, each subject to her timely execution of a general release, which will include a non-compete covenant, and continuing compliance with covenants. Dr. White’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put her in a better after-tax position after taking into account any excise tax she may incur under Internal Revenue Code Section 4999 in connection with any change in control of us or her subsequent termination of employment. Dr. White’s employment agreement expires on April 11, 2022.

Effective April 11, 2020, the Company will enter into a third amended and restated employment agreement with Mr. Moran, which is effective for a period of two years from the date thereof. Mr. Moran’s employment agreement provides for him to serve as Chief Financial Officer and provides for an annual base salary of $400,000. In addition, Mr. Moran is eligible to receive an annual bonus, which is targeted at up to 40% of his base salary but which may be adjusted by our Board based on his individual performance and our performance as a whole. Pursuant to the terms of the employment agreement, Mr. Moran is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Moran is subject to non-compete and non-solicitation provisions, which apply during the term of his employment and for a period of twelve months following termination of his employment subject to the Company providing as severance (if we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of his employment agreement) twelve months of his base salary, other than during the Change in Control Period, in which case it will be increased to eighteen (18) months. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with covenants. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for eighteen (18) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at target levels, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with covenants. Mr. Moran’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of us or his subsequent termination of employment. Mr. Moran’s employment agreement expires on April 11, 2020.

The foregoing is a summary of the material terms of the Employment Agreements and does not purport to be complete. Forms of each of the Employment Agreements are attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Description

10.1	Form of Second Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Yuval Cohen.

10.2	Form of Second Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Barbara White.

10.3	Form of Third Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Sean Moran.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Date: April 1, 2020	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Second Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Yuval Cohen.

10.2	Form of Second Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Barbara White.

10.3	Form of Third Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Sean Moran.